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                                                                 EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT dated May 5, 2000 (the "Agreement"), among PEGASUS COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and the Persons executing this Agreement as Holders.

                  The Company, Pegasus GSS Merger Sub, Inc., a Delaware corporation ("Merger Sub"), Golden Sky Holdings, Inc., a Delaware corporation ("GSS"), and certain shareholders of the Company and of GSS are parties to an Agreement and Plan of Merger dated January 10, 2000 (the "Merger Agreement"). The Holders (this and certain other terms are defined in Section 1) are shareholders of GSS.

                  At the Closing held today under the Merger Agreement, Merger Sub is being merged with and into GSS, GSS is thereby becoming a wholly-owned subsidiary of the Company, and the Holders are receiving shares of Class A Common Stock as the Merger Consideration. It is a condition precedent to the Closing that the parties execute and deliver this Agreement.

                  NOW, THEREFORE, in consideration of the completion of the transactions contemplated by the Merger Agreement and of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows, intending to be legally bound.

                  Section 1. Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Alta": Alta Communications, VI, L.P., a Delaware limited partnership, Alta Subordinated Debt Partners III, L.P., a Delaware limited partnership, and Alta-Comm S by S LLC, a Massachusetts limited liability company.

                  "Business Day": any day on which the New York Stock Exchange is open for trading.

                  "Class A Common Stock": the Company's Class A Common Stock, par value $0.01 per share.

                  "Closing Date": the date of this Agreement.

                  "Exchange Act": the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

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                  "Holder": each Person (other than the Company) executing this
Agreement and each Permitted Transferee of a Holder, for so long as (and to the extent that) such Person or Permitted Transferee owns any Registrable Securities.

                  "Holders' Agent" means the Holders' Agent appointed pursuant to Section 13, or any successor Holders' Agent appointed pursuant to such Section.

                  "Merger Agreement": as defined in the recitals.

                  "Merger Consideration": as defined in the Merger Agreement; any reference in this Agreement to a number or percentage of Registrable Securities initially included in the Merger Consideration shall be appropriately adjusted to reflect stock dividends, stock splits, reverse stock splits, recapitalizations and similar transactions that occur after the Closing Date.

                  "Permitted Transferee": (a) in the case of an individual (1) a family member of such individual, (2) a charitable organization (including a private foundation) described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, to which a Holder may transfer any Registrable Securities,
(3) a trust for the benefit of any of such individual, such charitable organizations or any family member of such individual, or (4) a Person substantially all of the equity interests in which are owned by such individual or by Persons described in clauses (a)(1), (2) and (3); and (b) in the case of a Person that is not an individual, (1) any shareholder, partner, member or other owner of equity interests in such Person, or (2) a Person all of the equity interests in which are owned by such first Person.

                  "Person": an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                  "Registrable Securities": (1) the Class A Common Stock included in the Merger Consideration and (2) any additional shares of Class A Common Stock or other equity securities of the Company issued or issuable after the Closing Date in respect of the Class A Common Stock included in the Merger Consideration (or other equity securities issued in respect thereof) by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities (a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (b) when such securities shall have been disposed of pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act, (c) when such securities shall have been disposed of to a Person other than a Permitted Transferee, or (d) when such securities shall have ceased to be outstanding.


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                  "Registration Expenses": all expenses incident to the
Company's performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (a) the fees, disbursements and expenses of the Company's counsel, accountants, and experts in connection with the registration under the Securities Act of Registrable Securities; (b) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto, and the mailing and delivering of copies thereof to underwriters and dealers, if any; (c) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements, and any other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of; (d) the fees and expenses incurred in connection with the listing of Registrable Securities on each securities exchange on which Company securities of the same class are then listed or with the Nasdaq National Market System; (e) the reasonable fees and expenses of a single counsel retained by the Holders participating in a particular registration pursuant to this Agreement, (f) any SEC or blue sky registration or filing fees attributable to Registrable Securities or transfer taxes applicable to Registrable Securities, (g) any other expenses in connection with the qualification of Registrable Securities for offer and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; and (h) the fees and expenses incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Registrable Securities to be disposed of (including, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel); but the term "Registration Expenses" does not include (i) underwriters' discounts or compensation, brokers' commissions or similar selling expenses attributable to the sale of Registrable Securities.

                  "Registration Statement": a registration statement under the Securities Act filed by the Company pursuant to this Agreement, including all amendments thereto, all preliminary and final prospectuses included therein and all exhibits thereto.

                  "SEC": the United States Securities and Exchange Commission, or such other federal agency at the time having the principal responsibility for administering the Securities Act.

                  "Securities Act": the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

                  "Spectrum": Spectrum Equity Investors, L.P., and Spectrum Equity Investors II, L.P. (each a Delaware limited partnership).

                  Section 2. Underwritten Demand Registration.

                  (a) At any time on or after November 5, 2000, and before the fifth anniversary of the Closing Date the Holders' Agent may (by written notice delivered to the Company) require registration of all or any portion of the Registrable Securities for sale in an underwritten public offering. In each such case, such notice shall specify the number of Registrable Securities for which such underwritten offering is to be made and identify the Holders thereof.


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Within three Business Days after the time when other Persons having rights to include securities in such offering pursuant to agreements with the Company are required to notify the Company of their intention to do so, the Company shall notify the Holders' Agent of (1) the aggregate number of securities proposed to be included in the offering by such other Persons and (2) the proposed commencement date of the offering, which shall be a date not more than thirty days after the Company gives such notice. The managing underwriter for such offering shall be chosen by the Holders' Agent and shall be reasonably satisfactory to the Company.

                  (b) If any request for an underwriting shall have been made pursuant to subsection (a), the Company shall, at the request of the managing underwriter for such offering, prepare and file a Registration Statement with the SEC as promptly as reasonably practicable, but in any event within thirty days after the managing underwriter's request therefor.

                  (c) The Company shall not have any obligation to permit or participate in more than two underwritten public offerings pursuant to this Section, or to file a Registration Statement pursuant to this Section with respect to less than ten percent of the Registrable Securities initially included in the Merger Consideration.

                  (d) The Company shall have the right to defer the filing or effectiveness of a Registration Statement relating to any registration requested under this Section for a reasonable period of time not to exceed 90 days if (1) the Company is, at such time, working on an underwritten public offering of its securities for the account of the Company and is advised by its managing underwriter in writing (with a copy to the Holders' Agent) that such offering would in its opinion be materially and adversely affected by such filing; or (2) the Company in good faith determines that any such filing or the offering of any Registrable Securities would (A) materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or (B) require the disclosure of material non-public information, the disclosure of which would have a material adverse effect on the Company. If the Company shall exercise its deferral right under this subsection, it may not do so again until 90 days shall have elapsed since the expiration of such deferral.

                  (e) The Company shall have no obligation to file a Registration Statement pursuant to this Section earlier than 360 days after the effective date of a prior registration statement of the Company, if any, covering an underwritten public offering of common equity securities for the account of the Company the closing date of which is after the Closing Date if
(1) the Company shall have offered pursuant to Section 4 to include the Holders' Registrable Securities in such Registration Statement; (2) the Holders (through the Holders' Agent) shall not have elected to include in such Registration Statement at least ten percent of the Registrable Securities initially included in the Merger Consideration; (3) no Registrable Securities requested to be included in such registration statement shall have been excluded therefrom pursuant to Section 4(c) or 4(d); and (4) if such registration statement is filed before November 5, 2000, the offering price per share of Class A Common Stock is not less than $100.

                  (f) The Holders of any Registrable Securities requested to be included in any offering pursuant to this Section may elect by written notice to


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the Company (given through the Holders' Agent) not to include their Registrable
Securities in the offering. If they do so, the Company shall be obligated to proceed with the registration relating to the offering only if the offering continues to include at least the number of shares of Registrable Securities specified in Section 2(c). In any such case in which the Company is not obligated to and does not proceed with the registration, the Holders on whose behalf the Holders' Agent shall have requested Registrable Securities to be included in the offering but that shall have elected not to include their shares shall pay all Registration Expenses incurred by the Company in connection with such offering.

                  (g) Neither the Company nor any other Person not party to this Agreement (collectively with the Company, "Third Parties") shall be entitled to include any securities held by any of them in any underwritten offering pursuant to this Section, unless all Registrable Securities for which inclusion has been requested are also included and unless the managing underwriter concludes that the inclusion of such securities of Third Parties will not interfere with an orderly sale and distribution of Registrable Securities being sold in such offering or adversely affect the price of such Registrable Securities; provided, however, that if the managing underwriter concludes that the inclusion of less than all of such securities of Third Parties will not interfere with the orderly sale and distribution of the Registrable Securities being sold in the offering or adversely affect the price of such Registrable Securities, the number of shares to be included in the registration by the Third Parties shall be reduced among the Third Parties in accordance with the agreements that allow the inclusion of such shares in the registration.

                  (h) No registration of Registrable Securities under this Section shall relieve the Company of its obligation to effect registrations of Registrable Securities pursuant to Sections 3 and 4.


                  Section 3.  Shelf Registrations.

                  (a) At any time on or after November 5, 2000, and before the fifth anniversary of the Closing Date, the Holders' Agent may (by written notice to the Company) require registration of all or any portion of the Registrable Securities for sale through broker-dealers, through agents or directly to one or more purchasers in one or more transactions in the over-the-counter market, through writing of options or otherwise effected at market prices prevailing at the time of sale, at prices related to such prevailing prices, at negotiated prices or at fixed prices. Within three Business Days after the time when other Persons having rights to include securities in such registration pursuant to agreements with the Company are required to notify the Company of their intention to do so, the Company shall notify the Holders' Agent of the aggregate number of securities proposed to be included in the registration by such other Persons.

                  (b) If any request for registration shall have been made pursuant to subsection (a), the Company shall prepare and file a Registration Statement with the SEC as promptly as reasonably practicable, but in any event within thirty days after the expiration of the time within which other Persons having rights to include securities in such registration pursuant to agreements with the Company were required to request inclusion in the registration.


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                  (c) The Company shall not have any obligation under this
Section to file a Registration Statement with respect to fewer than 100,000 shares of Registrable Securities.

                  (d) The Company shall have no obligation to file a Registration Statement pursuant to this Section earlier than 180 days after the effective date of any earlier Registration Statement filed pursuant to this Section.

                  (e) The Holders of any of Registrable Securities requested to be included in any registration pursuant to this Section may elect by written notice to the Company (given through the Holders' Agent) not to include their Registrable Securities in such registration. If they do so, the Company shall be obligated to proceed with the registration only if it continues to include at least the number of shares of Registrable Securities specified in Section 3(c). In any such case in which the Company is not obligated to and does not proceed with the registration, the Holders on whose behalf the Holders' Agent shall have requested Registrable Securities to be included in the registration but shall have elected not to include their shares shall pay all Registration Expenses incurred by the Company in connection with such registration.

                  (f) No registration of Registrable Securities under this Section shall relieve the Company of its obligation to effect registrations of Registrable Securities under Sections 2 and 4.

                  Section 4. Incidental Registration.

                  (a) From and after the Closing Date, if the Company proposes, other than pursuant to Section 2 or 3, to file a Registration Statement under the Securities Act to register any of its common equity securities for public sale under the Securities Act (whether proposed to be offered for sale by the Company or by any other Person), it will give prompt written notice (which notice shall specify the intended method or methods of disposition) to the Holders of its intention to do so, and upon the written request of the Holders' Agent delivered to the Company within ten Business Days after any such notice (which request shall identify the Holders that wish to dispose of Registrable Securities pursuant to such Registration Statement and specify the number of Registrable Securities intended to be disposed of by each such Holder), the Company shall, subject to the other provisions of this Section 4, include in such Registration Statement all Registrable Securities which the Company has been so requested to register by the Holders' Agent.

                  (b) If at any time prior to the effective date of any Registration Statement described in subsection (a), the Company shall in good faith determine for any reason not to proceed with such registration, the Company may, at its election, give written notice of such determination to the Holders' Agent and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with such registration.

                  (c) The Company will not be required to effect any registration of Registrable Securities pursuant to this Section in connection with an offering of securities for the account of the Company if the Company shall have been advised in writing (with a copy to the Holders' Agent) by a nationally recognized investment banking firm (which may be the managing underwriter for the offering) selected by the Company that, in such firm's opinion, registration of Registrable Securities and of any other securities


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requested to be included in such registration by other Persons having rights to include securities therein at that time may interfere with an orderly sale and distribution of the securities being sold by the Company in such offering or adversely affect the price of such securities; but if the inclusion of less than all of the Registrable Securities requested to be registered by the Holders' Agent and other securities requested to be included in such registration by other Persons having rights to include securities therein at that time would not, in the opinion of such firm, adversely affect the distribution or price of the securities to be sold by the Company in the offering, the aggregate number of Registrable Securities requested to be included in such offering by the Holders (through the Holders' Agent) shall be reduced pro rata in accordance with the proportion that the number of shares proposed to be included in such registration by Holders bears to the number of shares proposed to be included in such registration by Holders and all other such Persons having rights to include securities therein at that time. The reduction attributable to the Holders shall be allocated among Holders by the Holders' Agent, whose determination shall be conclusive.

                  (d) The Company will not be required to effect any registration of Registrable Securities pursuant to this Section in connection with an offering of securities for the account of any former stockholders of Digital Television Services, Inc. (the "DTS Holders"), pursuant to the Registration Rights Agreement dated April 27, 1998, among the Company and certain former stockholders of Digital Television Services, Inc. (the "DTS Registration Rights Agreement") if the Company shall have been advised in writing (with a copy to the Holders' Agent) by a nationally recognized investment banking firm (which may be the managing underwriter for the offering) selected by the DTS Holders that, in such firm's opinion, registration of Registrable Securities and of any other securities requested to be included in such registration by other persons having rights to include securities therein at that time may interfere with an orderly sale and distribution of the securities being sold by the DTS Holders in such offering or adversely affect the price of such securities; but if the inclusion of less than all of the Registrable Securities requested to be registered by the Holders and other securities requested to be included in such registration by other Persons having rights to include securities therein at that time would not, in the opinion of such firm, adversely affect the distribution or price of the securities to be sold by the DTS Holders in the offering, the aggregate number of Registrable Securities requested to be included in such offering by the Holders shall be reduced pro rata in accordance with the proportion that the number of shares proposed to be included in such registration by Holders bears to the number of shares proposed to be included in such registration by Holders and all such other Persons (other than the DTS Holders) having rights to include securities therein at that time. The reduction attributable to the Holders shall be allocated among Holders by the Holders' Agent, whose determination shall be conclusive.

                  (e) The Company shall not be required to give notice of, or effect any registration of Registrable Securities under this Section incidental to the registration of any of its securities on Form S-4 or S-8 or in connection with dividend reinvestment plans.

                  (f) No registration of Registrable Securities effected under this Section shall relieve the Company of its obligations to effect registrations of Registrable Securities pursuant to Sections 2 and 3.

                  Section 5. Holdbacks and Other Transfer Restrictions.


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                  (a) No Holder shall sell, transfer or otherwise dispose of any
Registrable Securities or any interest therein before November 5, 2000, except to a Permitted Transferee or pursuant to an effective Registration Statement described in Section 4 that includes the Registrable Securities to be disposed of.

                  (b) No Holder shall, if requested by the managing underwriter in an underwritten offering that includes such Holder's Registrable Securities, effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement (or convertible into such class), including a sale pursuant to Rule 144(k) under the Securities Act (except as part of such underwritten registration), during the ten day period prior to, and during the 90-day period (or such longer period, not to exceed 180 days, as the managing underwriter shall request) beginning on the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriter. If the Company or such managing underwriter so requests, each Holder shall enter into a holdback agreement reflecting such restrictions.

                  (c) No Holder shall, during any period in which any of its Registrable Securities are included in any effective Registration Statement, (1) effect any stabilization transactions or engage in any stabilization activity in connection with the Class A Common Stock or other equity securities of the Company in contravention of Regulation M under the Exchange Act; or (2) permit any Affiliated Purchaser (as that term is defined in Regulation M under the Exchange Act) to bid for or purchase for any account in which such Holder has a beneficial interest, or attempt to induce any other person to purchase, any shares of Common Stock or Registrable Securities in contravention of Regulation M under the Exchange Act.

                  (d) The Company, upon request by the Holders' Agent, shall, at the Company's expense, in the case of a registration including Registrable Securities to be offered by Holders for sale through brokers transactions, furnish each broker through whom such Holders offer Registrable Securities such number of copies of the prospectus as the broker may require, and such Holders shall otherwise comply with the prospectus delivery requirements under the Securities Act, and the Company shall comply with Rule 153 under the Securities Act.


                  Section 6. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect a registration of Registrable Securities:

                  (a) The Company shall prepare and file with the SEC, within the time periods specified herein, a Registration Statement on Form S-3 or its equivalent (or on such other registration form available to the Company that permits the greatest extent of incorporation by reference of materials filed by the Company under the Exchange Act or, if no incorporation by reference is permitted, any form then available to the Company), and will use its best efforts to cause such registration statement to become effective as promptly as practicable (and, in any event, within sixty days) thereafter and to remain effective under the Securities Act until (1) the earlier of such time as all securities covered thereby have been disposed of pursuant to such Registration Statement or 90 days after such Registration Statement becomes effective, in the


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case of registrations pursuant to Section 2, or (2) 180 days after such
Registration Statement becomes effective, in the case of registrations pursuant to Section 3, in every case as any such period may be extended pursuant to subsection (h) or Section 8.

                  (b) The Company shall prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such period of time required by subsection (a), as such period may be extended pursuant to subsection (h) or
Section 8.

                  (c) The Company shall comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period during which any such Registration Statement is required to be effective.

                  (d) The Company shall furnish to any Holder whose Registrable Securities are being registered hereunder and any underwriter of Registrable Securities (1) such number of copies (including manually executed and conformed copies) of such Registration Statement and of each amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits),
(2) such number of copies of the prospectus used in connection with such Registration Statement (including each preliminary prospectus, any summary prospectus and the final prospectus and including prospectus supplements), and
(3) such number of copies of other documents, in each case as such Holder or such underwriter may reasonably request.

                  (e) The Company shall use its best efforts to register or qualify all Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such states of the United States as any Holder whose Registrable Securities are being registered or any underwriter shall reasonably request, and do any and all other acts and things which may be reasonably requested by such Holder or such underwriter to consummate the offering and disposition of Registrable Securities in such jurisdictions; but the Company shall not be required to qualify generally to do business as a foreign corporation or as a dealer in securities, subject itself to taxation, or consent to general service of process in any jurisdiction wherein it is not then so qualified or subject.

                  (f) The Company shall use its best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with, or approved by, such other United States public, governmental or regulatory authorities, if any, as may be required in connection with the disposition of such Registrable Securities.

                  (g) The Company shall list the Registrable Securities covered by such Registration Statement on any securities exchange (or if applicable, the Nasdaq National Market System) on which any securities of the Company are then listed.

                  (h) The Company shall notify the Holders' Agent as promptly as practicable and, if requested by Holders' Agent, confirm such notification in writing, (1) when a prospectus or any prospectus supplement has been filed with the SEC, and when a Registration Statement or any post-effective amendment


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thereto has been filed with and declared effective by the SEC, (2) of the issuance by the SEC of any stop order or the coming to its knowledge of the initiation of any proceedings for that purpose, (3) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (4) of the occurrence of any event which requires the making of any changes to a Registration Statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to each Holder (through the Holders' Agent) a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (5) of the Company's determination that the filing of a post-effective amendment to a Registration Statement shall be necessary or appropriate. Upon the receipt by the Holders' Agent of any notice from the Company of the occurrence of any event of the kind described in clause (4), the Holders shall forthwith discontinue any offer and disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until all Holders shall have received copies of a supplemented or amended prospectus which is no longer defective and, if so directed by the Company, shall deliver to the Company all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in the Holders' possession. If the Company shall provide any notice of the type referred to in the preceding sentence, the period during which the Registration Statement is required by subsection (a) to be effective shall be extended by the number of days from and including the date such notice is provided, to and including the date when Holders shall have received copies of the corrected prospectus.

                  (i) The Company shall enter into such agreements and take such other appropriate actions as are customary and reasonably necessary to expedite or facilitate the disposition of such Registrable Securities, and in that regard, deliver to the Holders such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold or, as applicable, the managing underwriters, to evidence the Company's compliance with this Agreement, including, in the case of any underwritten offering, using commercially reasonable efforts to cause its independent accountants to deliver to the managing underwriters an accountants' comfort letter substantially similar in scope to that customarily delivered in an underwritten public offering and covering audited and interim financial statements included in the registration statement, or if such letter can not be obtained through the exercise of commercially reasonable efforts, cause its independent accountants to deliver to the managing underwriters a comfort letter based on negotiated procedures providing comfort with respect to the Company's financial statements included or incorporated by reference in the registration statement at the highest level permitted to be given by such accountants under the then applicable standards of the American Institute of Certified Public Accountants with respect to such Registration Statement.






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                  Section 7.  Underwriting.

                  (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration under Section 2, the Company will enter into and perform its obligations under an underwriting agreement with the underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary provisions relating to indemnities and contribution and the provision of opinions of counsel and accountants' comfort letters. If Registrable Securities are to be distributed by such underwriters on behalf of any Holder, such Holder shall also be a party to any such underwriting agreement; provided, however, that no Holder shall be required to make representations or warranties concerning the Company or any other Holder.

                  (b) If any registration pursuant to Section 4 shall involve an underwritten offering, the Company may require Registrable Securities requested to be registered pursuant to Section 4 to be included in such underwriting on the same terms and conditions as shall be applicable to the securities being sold through underwriters under such registration. In such case, each Holder requesting registration shall be a party to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Holders requesting registration and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnities and contribution; provided, however, that no Holder shall be required to make representations or warranties concerning the Company or any other Holder.

                  (c) In any offering of Registrable Securities pursuant to a registration hereunder, each Holder requesting registration shall also enter into such additional or other agreements as may be customary in such transactions, which agreements may contain, among other provisions, such representations and warranties as the Company or the underwriters of such offering may reasonably request (including, without limitation, those concerning such Holder, its Registrable Securities, such Holder's intended plan of distribution and any other information supplied by it to the Company for use in such registration statement), and customary provisions relating to indemnities and contribution.


                  Section 8.  Information Blackout.

                  (a) At any time when a Registration Statement is effective, upon written notice from the Company to the Holders' Agent that the Company has determined in good faith that sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information, the disclosure of which would have a material adverse effect on the Company, all Holders shall suspend sales of Registrable Securities pursuant to such Registration Statement until the earlier of (1) 90 days after the Company notifies the Holders' Agent of such good faith determination, and (2) such time as the Company notifies the Holders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed (the number of days from such suspension of sales by the Holders until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period").

                  (b) The time periods set forth in Section 6(a)(1) or (2) shall be extended for a number of days equal to the number of days in each Sales Blackout Period.

                  (c) No Sales Blackout Period shall be commenced by the Company within 60 days after the end of a Sales Blackout Period.


                  Section 9. Rule 144. The Company shall take all actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) under the Securities Act so as to enable the Holders to sell Registrable Securities without registration under the Securities Act. Upon the written request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with the filing requirements under such Rule 144(c)(1).


                  Section 10. Preparation; Reasonable Investigation; Information. In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, (a) the Company will give the Holders' Agent, on behalf of the Holders, and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and (during normal business hours and subject to such reasonable limitations as the Company may impose to prevent disruption of its business) such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holders' Agent and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act and (b) as a condition precedent to including any Registrable Securities of any Holder in any such registration, the Company may require such Holder to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing or as shall be required by law or the SEC in connection with any registration.

                  Section 11. Indemnification and Contribution.

                  (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder, its officers, directors, members and partners, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing persons within the meaning of the Securities Act ("Holder Indemnitees"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or county in which the Registrable Securities are offered, and relating to action taken or action or inaction required of the Company in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Holder (including information furnished by the Holders' Agent) specifically for inclusion in the Registration Statement (or in any preliminary or final prospectus included therein), or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Holder Indemnitee.

                  (b) In the case of each offering of Registrable Securities made pursuant to this Agreement, each Holder whose Registrable Securities are included in such offering shall indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls any of the foregoing within the meaning of the Securities Act (the "Company Indemnitees"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by such Holder or the Holders' Agent of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Registrable Securities are offered and relating to action taken or action or inaction required of such Holder or the Holders' Agent in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of such Registrable Securities or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement is contained in, or such fact is omitted from, information furnished in writing to the Company by or on behalf of such Holder or the Holders' Agent specifically for inclusion in such Registration Statement (or in any preliminary or final prospectus included therein). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Company Indemnitee. The foregoing indemnity is in addition to any liability which a Holder or the Holders' Agent may otherwise have to any Company Indemnitee.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 11, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in subsection (a) or (b) shall be available to any person who shall fail to give notice as provided in this subsection (c) if the indemnifying party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of subsection (a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (1) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (2) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel, in the written opinion of such counsel, would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties (in addition to local counsel). Such firm shall be designated in writing by the Holders' Agent in the case of Holder Indemnitees and by the Company in the case of Company Indemnitees. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, or if the indemnified party failed to give the notice required under subsection (c), then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect not only both the relative benefits received by such party (as compared to the benefits received by all other parties) from the offering in respect of which indemnity is sought, but also the relative fault of all parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by a party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by it bear to the total amounts received by each other party. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnity provided for hereunder shall not inure to the benefit of any indemnified party to the extent that the claim is based on such indemnified party's failure to comply with the applicable prospectus delivery requirements of the Securities Act as then applicable to the person asserting the loss, claim, damage or liability for which indemnity is sought.

                  Section 12. Expenses. In connection with any registration under this Agreement the Company shall pay all Registration Expenses (to the extent not borne by underwriters or others), except as provided in Section 2(f) or 3(e), and each Holder participating in such registration shall pay its pro rata share of the items described in clause (i) of the definition of "Registration Expenses" in Section 1.

                  Section 13. Appointment of Holders' Agent; Reliance. The Holders appoint William P. Collatos as their agent and representative (the "Holders' Agent") to take such actions under this Agreement on their behalf as the Holders' Agent shall consider advisable. Notwithstanding anything herein or in the Merger Agreement to the contrary, the Holders' Agent shall not be required to request registration of any Registrable Securities of any Holders other than Spectrum or Alta (to the extent requested by Spectrum or Alta) in any Registration Statement pursuant to this Agreement, and the decision of whether to include or exclude any such Registrable Securities in or from any such Registration Statement shall be in the sole discretion of the Holders' Agent. The Holders' Agent shall deliver copies of all materials and notices required hereunder to the Holders in a timely fashion, and shall comply with written direction from any Holder concerning the Registrable Securities beneficially owned by such Holder. The Holders' Agent may be removed by Spectrum and Alta, acting together, by their written notice to the Holders' Agent and Pegasus. Upon any vacancy in the position of Holders' Agent caused by resignation or removal, Spectrum and Alta, acting together, shall appoint a new Holders' Agent by written notice to Pegasus and the Holders. The Holders will indemnify the Holders' Agent for any liability it may incur by reason of acting as such, except liability caused by its gross negligence or willful misconduct. Pegasus shall be entitled to rely on the statements and directions of the Holders' Agent, notwithstanding any statement or direction to the contrary by one or more of the Holders.

                  Section 14. Notices. Except as otherwise provided below, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties hereto wishes to provide to or serve upon the other party any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person, delivered by the U.S. mail, delivered by overnight courier service, or sent by telecopy, as follows: (a) if to the Holders' Agent or any Holder, to William P. Collatos at the address set forth in the Merger Agreement, with a copy to Karen A. Dewis, at the address set forth in the Merger Agreement; and
(b) if to the Company, at the Company's address set forth in the Merger Agreement. Any party may change the address at which it wishes to receive notice by giving notice of the same in accordance with the provisions of this Section
14. The furnishing of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly furnished or served on the party to which it is addressed, in the case of delivery in person or by telecopy, on the date when sent (with receipt personally acknowledged in the case of telecopied notice), in the case of delivery by overnight courier service, on the dated delivered as evidenced by delivery receipt, and in all other cases, five business days after it is sent.

                  Section 15. Entire Agreement. This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and this Agreement can be amended, supplemented or changed, and any provision hereof can be waived or a departure from any provision hereof can be consented to, only by a written instrument making specific reference to this Agreement signed by the Company and the Holders of a majority of the Registrable Securities then outstanding.

                  Section 16. Headings. The section headings contained in this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement.

                  Section 17. Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware applicable to contracts to be made, executed, delivered and performed wholly within such state and, in any case, without regard to the conflicts of law principles of such state.

                  Section 18. Severability. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

                  Section 19. No Waiver. The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.


                  Section 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument. Not all parties need sign the same counterpart. Delivery by facsimile of a signature page to this Agreement shall have the same effect or delivery of an original executed counterpart.


                  Section 21. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; but nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of applicable law. If any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Holder shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement, and such Holder shall be entitled to receive the benefits hereof.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.


                  PEGASUS COMMUNICATIONS CORPORATION


                  By       /s/ Kasin Smith
                     ---------------------------------------------------------
                           Name:  Kasin Smith
                           Title:  Chief Financial Officer

                  HOLDERS' AGENT


                  By /s/ William P. Collatos
                     ---------------------------------------------------------



                  HOLDERS:

                  ALTA SUBORDINATED DEBT PARTNERS III, L.P.

                           By:  Alta Subordinated Debt Management III, L.P.


                                    By:      /s/ Eileen McCarthy
                                       ---------------------------------------
                                             Name:  Eileen McCarthy
                                             Title:  General Partner

                  ALTA COMMUNICATIONS VI, L.P.

                           By:  Alta Communications VI Management Partners,
                                L.P.


                                    By:      /s/ Eileen McCarthy
                                       ---------------------------------------
                                             Name:  Eileen McCarthy
                                             Title:  General Partner

                  ALTA-COMM BY S, LLC


                                    By:      /s/ Eileen McCarthy
                                       ---------------------------------------
                                             Name:  Eileen McCarthy
                                             Title: Member

                  HARBOURVEST PARTNERS V-DIRECT FUND L.P.

                           By:      HVP V-Direct Associates, LLC
                                    Its General Partner

                                    By:      HarbourVest Partners, LLC
                                             Its Managing Member

                                             By:      /s/ William A. Johnston
                                                -----------------------------
                                                 Name:  William A. Johnston
                                                 Title:  Managing Director


                  SPECTRUM EQUITY INVESTORS, L.P.

                           By:      Spectrum Equity Associates L.P., General
                                    Partner

                           By:      /s/ William P. Collatos
                                    -----------------------------------------
                                    Name: William P. Collatos
                                    Title:  General  Partner


                  SPECTRUM EQUITY INVESTORS II, L.P.

                           By:      Spectrum Equity Associates L.P., General
                                    Partner

                           By:      /s/ William P. Collatos
                                    -----------------------------------------
                                    Name: William P. Collatos
                                    Title:  General  Partner


                  BANCBOSTON VENTURES, INC.

                           By:      /s/ William P. Collatos
                                    -----------------------------------------
                                             Name: William O. Charman
                                             Title:  Director